SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2020

DAKOTA TERRITORY RESOURCE CORP

(Exact Name of Registrant as Specified in its Charter)

Nevada	Commission File Number	98-0201259
(State or other jurisdiction of incorporation or organization)	000-50191	(I.R.S. Employer Identification Number)

10580 N. McCarran Blvd., Building 115 – 208
Reno, NV 89503
(Address of Principal Executive Offices and Zip Code)

(605) 717-2450
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 8.01 is hereby incorporated herein by reference.

Item 8.01 OtherEvents.

On November 13, 2020, Dakota Territory Resource Corp (“Company”) declared a special cash dividend of $0.055 per common share, payable January 4, 2021 to holders of record on December 22, 2020. As of the date hereof, there are 150,181,631 shares of common stock issued and outstanding and outstanding options outstanding to purchase 1,800,000 shares of common stock; holders of 72,666,667 shares of common stock have contractually relinquished and waived their right to receive this special cash dividend.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit Index:

Exhibit Number	Description
EX – 99.1	Press Release dated November 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA TERRITORY RESOURCE CORP

Date: November 16, 2020

By /s/ Gerald M. Aberle

Gerald M. Aberle, PRESIDENT AND CHIEF EXECUTIVE OFFICER